                                                                  EXHIBIT 10(cc)













                           SECOND AMENDED AND RESTATED

                                SYSCO CORPORATION

                      EXECUTIVE DEFERRED COMPENSATION PLAN










                                                         Effective April 1, 2002

                           SECOND AMENDED AND RESTATED
                                SYSCO CORPORATION
                      EXECUTIVE DEFERRED COMPENSATION PLAN

                                TABLE OF CONTENTS

                                                                                                               PAGE

ARTICLE I - DEFINITIONS...........................................................................................3
1.1      Account..................................................................................................3
1.2      Beneficiary..............................................................................................3
1.3      Board of Directors.......................................................................................3
1.4      Bonus Deferral...........................................................................................3
1.5      Business Day.............................................................................................3
1.6      Change of Control........................................................................................3
1.7      Change of Control Payout Benefit.........................................................................4
1.8      Change of Control Payout Election........................................................................4
1.9      Code.....................................................................................................4
1.10     Company..................................................................................................4
1.11     Company Match............................................................................................4
1.12     Committee................................................................................................4
1.13     Default Distribution Option..............................................................................4
1.14     Default Investment.......................................................................................4
1.15     Deferrals................................................................................................4
1.16     Deferred Compensation Ledger.............................................................................4
1.17     Disability...............................................................................................4
1.18     Exchange Act.............................................................................................5
1.19     Fair Market Value........................................................................................5
1.20     Installment Distribution Option..........................................................................5
1.21     Investment...............................................................................................5
1.22     Lump Sum Distribution Option.............................................................................5
1.23     Management Incentive Plan................................................................................5
1.24     MIP Bonus................................................................................................5
1.25     Participant..............................................................................................5
1.26     Plan.....................................................................................................6
1.27     Plan Year................................................................................................6
1.28     Pre-April 1, 2002 Participant............................................................................6
1.29     Retirement...............................................................................................6
1.30     Salary Compensation......................................................................................6
1.31     Salary Deferral..........................................................................................6
1.32     Salary Deferral Election.................................................................................6
1.33     Securities Act...........................................................................................6
1.34     Subsidiary...............................................................................................6
1.35     Sysco....................................................................................................7
1.36     Total Payments...........................................................................................7
1.37     Voting Securities........................................................................................7

ARTICLE II - ELIGIBILITY..........................................................................................8

ARTICLE III - PARTICIPANT DEFERRALS AND COMPANY CONTRIBUTIONS.....................................................9
3.1      Bonus Deferral Election..................................................................................9
3.2      Company Match............................................................................................9
3.3      Salary Deferral Election.................................................................................9

ARTICLE IV - ACCOUNT.............................................................................................11
4.1      Establishing a Participant's Account....................................................................11
4.2      Credit of the Participant's Deferral and the Company's Match............................................11
4.3      Credit of the Participant's Salary Deferrals............................................................11
4.4      Deemed Investments......................................................................................11
4.5      Crediting of Interest on Company Match..................................................................13
4.6      Procedure to Credit Interest Upon an Event of Distribution..............................................13

ARTICLE V - VESTING..............................................................................................14
5.1      Deferrals...............................................................................................14
5.2      Company Match...........................................................................................14

ARTICLE VI - DISTRIBUTIONS.......................................................................................15
6.1      Death...................................................................................................15
6.2      Disability..............................................................................................15
6.3      Retirement..............................................................................................16
6.4      Termination Prior to Death, Disability or Retirement....................................................16
6.5      Distribution Options....................................................................................16
6.6      Forfeiture For Cause....................................................................................17
6.7      Forfeiture for Competition..............................................................................18
6.8      Hardship Withdrawals....................................................................................18
6.9      Expenses Incurred in Enforcing the Plan.................................................................19
6.10     Restrictions on any Portion of Total Payments Determined to be Excess Parachute Payments................19
6.11     Responsibility for Distributions and Withholding of Taxes...............................................20
6.12     Acceleration of Payments Upon a Change of Control.......................................................20

ARTICLE VII - ADMINISTRATION.....................................................................................22
7.1      Committee Appointment...................................................................................22
7.2      Committee Organization and Voting.......................................................................22
7.3      Powers of the Committee.................................................................................22
7.4      Committee Discretion....................................................................................23
7.5      Reimbursement of Expenses...............................................................................23

ARTICLE VIII - ADOPTION BY SUBSIDIARIES..........................................................................24
8.1      Procedure for and Status After Adoption.................................................................24
8.2      Termination of Participation By Adopting Subsidiary.....................................................24

ARTICLE IX - AMENDMENT AND/OR TERMINATION........................................................................25
9.1      Amendment or Termination of the Plan....................................................................25
9.2      No Retroactive Effect on Awarded Benefits...............................................................25
9.3      Effect of Termination...................................................................................25

ARTICLE X - FUNDING..............................................................................................26
10.1     Payments Under This Agreement are the Obligation of the Company.........................................26
10.2     Agreement May be Funded Through Rabbi Trust.............................................................26
10.3     Reversion of Excess Assets..............................................................................26
10.4     Participants Must Rely Only on General Credit of the Company............................................27

ARTICLE XI - MISCELLANEOUS.......................................................................................28
11.1     Limitation of Rights....................................................................................28
11.2     Distributions to Incompetents or Minors.................................................................28
11.3     Nonalienation of Benefits...............................................................................28
11.4     Reliance Upon Information...............................................................................29
11.5     Severability............................................................................................29
11.6     Notice..................................................................................................29

11.7     Gender and Number.......................................................................................29
11.8     Governing Law...........................................................................................29
11.9     Effective Date..........................................................................................29

                           SECOND AMENDED AND RESTATED

                                SYSCO CORPORATION

                      EXECUTIVE DEFERRED COMPENSATION PLAN


         WHEREAS, Sysco Corporation has established the Sysco Corporation Executive Deferred Compensation Plan, effective July 3, 1988, which plan was last amended and restated in its entirety by an instrument dated August 16, 1995 (the "Plan"); and

         WHEREAS, Sysco Corporation retained the right to amend the Plan at any time by an instrument in writing; and

         WHEREAS, the Plan has been amended by the First Amendment to the Plan dated June 29, 1997, the Second Amendment to the Plan dated May 10, 2000, and the Third Amendment to the Plan dated April 1, 2002; and

         WHEREAS, it has been determined that the Plan should again be restated to incorporate the First, Second and Third Amendments to the Plan so that the Plan, as amended, is set forth in one document; and

         NOW, THEREFORE, Sysco Corporation amends and restates the Sysco Corporation Executive Deferred Compensation Plan as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1 Account. "Account" means a Participant's Account in the
Deferred Compensation Ledger maintained by the Committee which reflects the entire interest of the Participant in the Plan, as adjusted herein for deemed Investment earnings and losses and credited interest.

         1.2 Beneficiary. "Beneficiary" means a person or entity designated by the Participant under the terms of this Plan to receive any amounts distributed under the Plan upon the death of the Participant.

         1.3 Board of Directors. "Board of Directors" means the Board of Directors of Sysco.

         1.4 Bonus Deferral. "Bonus Deferral" shall have the meaning set forth in Section 3.1.

         1.5 Business Day. "Business Day" means any day on which the New York Stock Exchange is open for trading.

         1.6 Change of Control. "Change of Control" means the occurrence of one or more of the following events:

                  (a) Any "person", including a "syndication" or "group" as those terms are used in Section 13(d)(3) of the Exchange Act, is or becomes the beneficial owner, directly or indirectly, of securities of Sysco representing 20% or more of the combined voting power of Sysco's then outstanding Voting Securities;

                  (b) Sysco is merged or consolidated with another corporation and immediately after giving effect to the merger or consolidation either (i) less than 80% of the outstanding Voting Securities of the surviving or resulting entity are then beneficially owned in the aggregate by (x) the stockholders of Sysco immediately prior to such merger or consolidation, or (y) if a record date has been set to determine the stockholders of Sysco entitled to vote on such merger or consolidation, the stockholders of Sysco as of such record date, or
(ii) the Board of Directors, or similar governing body, of the surviving or resulting entity does not have as a majority of its members the persons specified in clause (c) below;

                  (c) If at any time the following do not constitute a majority of the Board of Directors of Sysco (or any successor entity referred to in clause (b) above): Persons who, prior to their election as a director of Sysco (or successor entity if applicable) were nominated, recommended or endorsed by a formal resolution of the Board of Directors of Sysco;

                  (d) If at any time during a calendar year a majority of the directors of Sysco are not persons who were directors at the beginning of the calendar year; and

                  (e) Sysco transfers substantially all of its assets to another corporation which is a less than 80% owned subsidiary of Sysco.

         1.7 Change of Control Payout Benefit. "Change of Control Payout Benefit" shall have the meaning set forth in Section 6.12(a)

         1.8 Change of Control Payout Election. "Change of Control Payout Election" shall have the meaning set forth in Section 6.12(a).

         1.9 Code. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         1.10 Company. "Company" means Sysco and any Subsidiary adopting the Plan.

         1.11 Company Match. "Company Match" shall have the meaning set forth in
Section 3.2.

         1.12 Committee. "Committee" means the persons who are from time to time serving as members of the committee administering this Plan.

         1.13 Default Distribution Option. "Default Distribution Option" shall have the meaning set forth in Section 6.5(a).

         1.14 Default Investment. "Default Investment" shall mean a hypothetical investment with an investment return equal to the monthly average of the Moody's Average Corporate Bond Yield for the calendar year ending prior to the beginning of the Plan Year, plus 1%, or such other Investment designated by the Committee as the "Default Investment" on Exhibit "A" attached hereto.

         1.15 Deferrals. "Deferrals" shall mean Bonus Deferrals and Salary Deferrals.

         1.16 Deferred Compensation Ledger. "Deferred Compensation Ledger" means the ledger maintained by the Committee for each Participant which reflects the amount of the Participant's Deferrals, Company Match, credits and debits for deemed Investment earnings and losses pursuant to Section 4.4, interest credited pursuant to Sections 4.5 and 4.6, and cash distributed to the Participant or the Participant's Beneficiaries pursuant to Article VI.

         1.17 Disability. "Disability" means a physical or mental condition that meets the eligibility requirements for the receipt of disability income under the terms of the Disability Income Plan sponsored by Sysco for those employees participating in the Management Incentive Plan.

         1.18 Exchange Act. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         1.19 Fair Market Value. "Fair Market Value" means, with respect to any Investment, the closing price on the date of reference, or if there were no sales on such date, then the closing price on the nearest preceding day on which there were such sales, and in the case of an unlisted security, the mean between the bid and asked prices on the date of reference, or if no such prices are available for such date, then the mean between the bid and asked prices on the nearest preceding day for which such prices are available. With respect to any Investment which reports "net asset values" or similar measures of the value of an ownership interest in the Investment, Fair Market Value shall mean such closing net asset value on the date of reference, or if no net asset value was reported on such date, then the net asset value on the nearest preceding day on which such net asset value was reported. For any Investment not described in the preceding sentences, Fair Market Value shall mean the value of the Investment as determined by the Committee in its reasonable judgment on a consistent basis, based upon such available and relevant information as the Committee determines to be appropriate.

         1.20 Installment Distribution Option. "Installment Distribution Option" shall have the meaning set forth in Section 6.5(a).

         1.21 Investment. "Investment" means the options set forth in Exhibit "A" attached hereto, as the same may be amended from time to time by the Committee in its sole and absolute discretion.

         1.22 Lump Sum Distribution Option. "Lump Sum Distribution Option" shall have the meaning set forth in Section 6.5(b).

         1.23 Management Incentive Plan. "Management Incentive Plan" means the Sysco Corporation 1995 Management Incentive Plan and the Sysco Corporation 2000 Management Incentive Plan, as amended from time to time, any successor plan, and, at the discretion of the Committee, any other management incentive plan of Sysco.

         1.24 MIP Bonus. "MIP Bonus" means a bonus awarded or to be awarded to the Participant under the Management Incentive Plan.

         1.25 Participant. "Participant" means an employee of a Company who is eligible for and is participating in the Plan, and any other current or former employee of a Company who has an Account in the Deferred Compensation Ledger.

         1.26 Plan. "Plan" means the Sysco Corporation Executive Deferred Compensation Plan, as set forth in this document and amended from time to time.

         1.27 Plan Year. "Plan Year" means a one-year period which coincides with the fiscal year of Sysco. Sysco has a 52/53-week fiscal year beginning on the Sunday next following the Saturday closest to June 30th of each calendar year.

         1.28 Pre-April 1, 2002 Participant. "Pre-April 1, 2002 Participant" shall have the meaning set forth in Section 4.4(b).

         1.29 Retirement. "Retirement" means any termination of the employment of a Participant from all Companies on or after attaining age 65.

         1.30 Salary Compensation. "Salary Compensation" means any base salary plus any receipts of commission compensation which is otherwise payable to a Participant in cash by the Company in any calendar year. Specifically, "Salary Compensation" shall include contributions made by the Company on behalf of a Participant under any salary reduction or similar arrangement to a cafeteria plan described in Section 125 of the Code, elective contributions pursuant to an arrangement qualified under Section 401(k) of the Code, amounts contributed as Salary Deferrals under this Plan, and any additional amounts determined in the sole discretion of the Committee. "Salary Compensation" shall exclude moving expenses, any gross up of moving expenses to account for increased income taxes, Company contributions under any qualified retirement plan, Company contributions on behalf of the Participant under the Sysco Corporation Supplemental Executive Retirement Plan, a Participant's MIP bonus, any amounts relating to the granting of a stock option, the exercise of a stock option, or the sale or deemed sale of any shares thereby acquired, any compensation paid in the form of shares of Sysco stock, bonus paid as an inducement to enter the employment of the Company, any severance payments or other compensation which is paid to a Participant as a result of the Participant's termination of employment with the Company, and any additional amounts determined in the sole discretion of the Committee.

         1.31 Salary Deferral. "Salary Deferral" shall have the meaning set forth in Section 3.3.

         1.32 Salary Deferral Election. "Salary Deferral Election" shall have the meaning set forth in Section 3.3.

         1.33 Securities Act. "Securities Act" means the Securities Act of 1933, as amended from time to time.

         1.34 Subsidiary. "Subsidiary" means (a) any corporation which is a member of a "controlled group of corporations" which includes Sysco, as defined in Code Section 414(b), (b) any trade or business under "common control" with Sysco, as defined in Code Section 414(c), (c) any organization which is a member of an "affiliated service group" which includes Sysco, as defined in Code Section 414(m), (d) any other entity required to be aggregated with Sysco pursuant to Code Section 414(o), and (e) any other organization or employment location designated, by resolution of the Board of Directors or by the Committee, as a "Subsidiary" for purposes of this Plan.

         1.35 Sysco. "Sysco" means Sysco Corporation, the sponsor of this Plan.

         1.36 Total Payments. "Total Payments" means all payments or benefits received or to be received by a Participant in connection with a Change of Control of Sysco and the termination of his employment under the terms of this Plan, the Sysco Corporation Supplemental Executive Retirement Plan, and in connection with a Change of Control of Sysco under the terms of any stock option plan or any other plan, arrangement or agreement with the Company, its successors, any person whose actions result in a Change of Control or any person affiliated with the Company or who as a result of the completion of transactions causing a Change of Control become affiliated with the Company within the meaning of Section 1504 of the Code, taken collectively.

         1.37 Voting Securities. "Voting Securities" means any security which ordinarily possesses the power to vote in the election of the Board of Directors without the happening of any precondition or contingency.

                                   ARTICLE II

                                   ELIGIBILITY

         Initially, all participants in the Management Incentive Plan, exclusive of any participant whose income is subject to the Canadian tax laws, will be eligible to participate in this Plan. However, the Committee retains the right to establish such additional eligibility requirements for participation in this Plan as it may determine is appropriate or necessary from time to time and has the right to determine, in its sole discretion, that any one or more persons who meet the eligibility requirements will not be eligible to participate for one or more Plan Years beginning after the date they are notified of this decision by the Committee.

                                   ARTICLE III

                 PARTICIPANT DEFERRALS AND COMPANY CONTRIBUTIONS

         3.1 Bonus Deferral Election. A Participant may elect prior to the beginning of any Plan Year what, if any, percentage of his MIP Bonus earned during the ensuing Plan Year is to be deferred under this Plan (any such amount so deferred, a "Bonus Deferral"). Prior to the period the Committee establishes for each Participant to make his election, the Committee will notify all eligible Participants of the maximum and minimum percentages of the MIP Bonus earned during the ensuing Plan Year that may be deferred. Once an election has been made as to the percentage to be deferred it becomes irrevocable for that Plan Year. The election to participate in the Plan for a given Plan Year will be effective only upon receipt by the Committee of the Participant's percentage deferral election on such form as will be determined by the Committee from time to time. If the Committee fails to receive an election prior to the beginning of a Plan Year, the Participant will be deemed to have elected not to defer any part of his MIP Bonus for that Plan Year.

         3.2 Company Match. The Company will award each Participant who elects to defer a portion of his MIP Bonus under this Plan with an amount equal to 50% of that portion of the amount of the MIP Bonus deferred which is not in excess of 20% of his MIP Bonus, for a maximum match by the Company of 10% of the Participant's MIP Bonus (any such amount so awarded, a "Company Match"). Notwithstanding anything herein or otherwise to the contrary, in no event shall the calculation of Company Match take into account amounts deferred pursuant to
Section 3.3.

         3.3 Salary Deferral Election. Any Participant may elect to defer under this Plan all or a portion of the Salary Compensation otherwise payable to the Participant by the Company (a "Salary Deferral Election"), which amount shall be designated by the Participant pursuant to such form as approved by the Committee for this purpose (any such amount so deferred, a "Salary Deferral"). To make a Salary Deferral Election, a Participant must complete, execute and file with the Committee a Salary Deferral Election form within the applicable deadlines set forth below. A Salary Deferral Election shall apply only with respect to the Plan Year, or portion thereof, specified in the Salary Deferral Election form, and shall be irrevocable as to the Salary Deferral percentage for such Plan Year. Notwithstanding anything in this Plan to the contrary, this
Section 3.3 shall not be effective for Salary Compensation payable before May 1, 2002.

             (a) In General. To be effective, a Salary Deferral Election form must be received by the Committee prior to the beginning of the Plan Year for which the Salary Deferral Election is to be effective. If the Committee fails to receive a Salary Deferral Election form from a Participant prior to the beginning of a Plan Year, the Participant will be deemed to have elected not to make a Salary Deferral Election for that Plan Year.

             (b) Election for First Year as Participant. Notwithstanding the foregoing provisions of Section 3.3(a), in the Plan Year in which an individual first becomes a Participant in the Plan, the Participant may elect to defer all or a portion of his or her Salary Compensation beginning with the payroll period next following the receipt of the Participant's Salary Deferral Election form provided that such Salary Deferral Election form is received by the Committee within 30 days of the date such individual is notified of his or her eligibility to participate in this Plan. If the Committee fails to receive such a Participant's Salary Deferral Election form within 30 days of the date such individual is notified of his or her eligibility to participate in this Plan, the Participant will be deemed to have elected not to make a Salary Deferral Election for such Plan Year. Elections by such a Participant for succeeding Plan Years shall otherwise be made in accordance with the foregoing provisions of
Section 3.3(a).

             (c) Elections for First Year of Salary Deferral Feature. Notwithstanding the foregoing provisions of Sections 3.3(a) and 3.3(b), with respect to those individuals who are Participants as of April 1, 2002, a Salary Deferral Election form must be received by the Committee on or before April 15, 2002, to be effective with respect to any Salary Compensation payable on or after May 1, 2002 through the end of the Plan Year.

             (d) Additional Rules and Procedures. The Committee shall have the discretion to adopt such additional rules and procedures applicable to Salary Deferral Elections that the Committee determines are necessary. By way of amplification and not limitation, the Committee shall have the authority to limit the amount of Salary Compensation deferred by a Participant under this Plan in any Plan Year, require a Participant to pay or provide for payment of cash to the Company, and/or take such other actions determined to be necessary where, as a result of a Participant's Salary Deferral Election, the compensation payable to a Participant currently is less than such Participant's tax withholding and other obligations.

                                   ARTICLE IV

                                     ACCOUNT

         4.1 Establishing a Participant's Account. The Committee will establish an Account for each Participant in a special Deferred Compensation Ledger which will be maintained by the Company. Each Account will reflect the entire interest of the Participant in the Plan.

         4.2 Credit of the Participant's Bonus Deferral and the Company's Match. Upon completion of the Plan Year the Committee will determine, as soon as administratively practicable, the amount of a Participant's MIP Bonus that has been deferred for that Plan Year and the amount of the Company Match and will credit those amounts to the Participant's Account in the Deferred Compensation Ledger as of the July 1st coincident with or closest to the end of the Plan Year for which the MIP Bonus was awarded.

         4.3 Credit of the Participant's Salary Deferrals. The Participant's Account in the Deferred Compensation Ledger shall be credited with respect to Salary Deferrals on the same day of each month on which cash compensation would otherwise have been paid to a Participant, with a dollar amount equal to the total amount by which the Participant's cash compensation for such month was reduced in accordance with the Participant's Salary Deferral Election.

         4.4 Deemed Investment of Deferrals. The credit balance of the Deferrals in the Participant's Account shall be deemed invested and reinvested from time to time in such Investments as shall be designated by the Participant in accordance with the following:

                  (a) Upon commencement of participation in the Plan, each Participant shall make a designation of the Investments in which the Deferrals in his or her Account will be deemed invested. The Investments designated by a Participant shall be deemed to have been purchased on the day on which the Deferrals are credited to the Participant's Account, unless such day is not a Business Day, in which event the Investments shall be deemed to have been purchased on the first Business Day following such day. If a Participant has not made a designation of Investments in which his or her Deferrals will be deemed invested, the credit balance of the Deferrals in the Participant's Account will be deemed to be invested in the Default Investment.

                  (b) Effective on and after April 1, 2002, those Participants who have Bonus Deferrals credited to their Account in the Deferred Compensation Ledger as of April 1, 2002 and who have not yet experienced an event giving rise to a distribution from the Plan pursuant to Sections 6.1, 6.2, 6.3, or 6.4 (a "Pre-April 1, 2002 Participant"), shall make a designation of the Investments in which the credit balance of the Deferrals in their Account shall be deemed invested, which credit balance shall be determined by crediting interest through March 31, 2002 under the provisions of the Plan in effect before April 1, 2002, except Section 6.5 thereof. If no designation of Investments is made by a Pre- April 1, 2002 Participant on or before April 1, 2002 the credit balance of the Deferrals in the Participant's Account shall be deemed invested in the Default Investment as of April 1, 2002. Thereafter, such Pre-April 1, 2002 Participants shall have the right to change the Investments, including any Default Investments, in which the Deferrals in their Account are deemed invested in accordance with Section 4.4(c).

                  (c) At such times and under such procedures as the Committee shall designate, each Participant shall have the right to (i) change the existing Investments in which the Deferrals in his or her Account are deemed invested by treating a portion of such Investments as having been sold and the new Investments purchased; and (ii) change the Investments which are deemed purchased with future Deferral credits to the Participant's Account.

                  (d) In the case of any deemed purchase of an Investment, the Participant's Account shall be decreased by a dollar amount equal to the quantity of Investment treated as purchased multiplied by the net asset value of such Investment as of such date or, if such date is not a Business Day, on the first Business Day following such date, and shall be increased by the quantity of Investment treated as purchased. In the case of any deemed sale of an Investment, the Participant's Account shall be decreased by the quantity of Investment treated as sold, and shall be increased by a dollar amount equal to the quantity of Investment treated as sold multiplied by the net asset value of such Investment as of such date or, if such date is not a Business Day, on the first Business Day following such date.

                  (e) In the event a Participant or a Participant's Beneficiaries are entitled to receive a distribution pursuant to Sections 6.1, 6.2, 6.3 or 6.4, the deemed Investments in the Participant's Account shall be treated as sold and credited with a dollar value in accordance with Section 4.4(d) above as of the date of the event giving rise to the distribution pursuant to Sections 6.1, 6.2, 6.3 or 6.4. There shall be no additional credits or debits under this Plan for deemed Investment earnings or losses following the date of the event giving rise to the distribution pursuant to Sections 6.1, 6.2,
6.3 or 6.4.

                  (f) In no event shall the Company be under any obligation, as a result of any designation of Investments made by Participants, to acquire any Investment assets, it being intended that the designation of any Investment shall only affect the amounts ultimately paid to a Participant.

                  (g) In determining the amounts of all debits and credits to the Participant's Account, the Committee shall exercise its reasonable best judgment, and all such determinations (in the absence of bad faith) shall be binding upon all Participants and their Beneficiaries. If an error is discovered in the Participant's Account, the Committee, in its sole and absolute discretion, shall cause appropriate, equitable adjustments to be made as soon as administratively practicable following the discovery of such error or omission.

         4.5 Crediting of Interest on Company Match. Effective on and after April 1, 2002, interest will be credited on the Company Match in the Participant's Account in accordance with this Section 4.5. The interest rate to be applied shall be the monthly average of the Moody's Average Corporate Bond Yield for the calendar year ending prior to the beginning of the Plan Year, plus 1%. This rate, once established, will be used for the entire Plan Year. Interest shall be compounded annually, but credited on a daily basis.

         4.6 Procedure to Credit Interest Upon an Event of Distribution.

                  (a) Crediting of Interest Prior to Commencement of Distribution. In the event a Participant or a Participant's Beneficiaries are entitled to receive a distribution pursuant to Sections 6.1, 6.2, 6.3 or 6.4, the Participant's Account, as adjusted pursuant to Section 4.4(e), shall be credited with interest for the period beginning on the day following the day in which the event giving rise to the distribution occurs and ending on the last day of the month in which distribution payments commence. The interest rate shall be the interest rate determined under Section 4.5.

                  (b) Installment Distribution Option. In the event that all or a portion of a Participant's Account is to be paid pursuant to the Installment Distribution Option, interest shall be credited to the declining balance of the Participant's Account which is to be paid pursuant to the Installment Distribution Option beginning immediately after the first installment is due and continuing until the final installment distribution is paid. The interest rate to be applied will be that rate determined under Section 4.5 for the last calendar year ending prior to the event giving rise to the distribution. This rate, once established, will be used until the distribution is complete and will be compounded annually.

                  (c) Effective Date. This Section 4.6 shall apply to distributions made pursuant to distribution events that occur on and after April 1, 2002. The interest rate determined under the provisions of the Plan in effect before April 1, 2002 shall continue to be used for distributions made after April 1, 2002 attributable to distribution events that occurred before April 1, 2002.

                                    ARTICLE V

                                     VESTING

         5.1 Deferrals. The amount credited to a Participant's Account attributable to Deferrals, adjusted for deemed Investment earnings and losses pursuant to Section 4.4, shall be 100% vested at all times, except that deemed Investment earnings are subject to forfeiture under Sections 6.6 and 6.7.

         5.2 Company Match. Each Company Match together with interest accumulated on those matches pursuant to Section 4.5 will vest on (a) the tenth anniversary of the date as of which the Company Match was credited to the Participant's Account, (b) the Participant's attaining age 60, (c) the Participant's death, (d) the Participant's Disability, or (e) a Change of Control, whichever shall occur earliest except for the events of forfeiture described in Sections 6.6 and 6.7 and any reduction caused by the restriction in
Section 6.10.

                                   ARTICLE VI

                                  DISTRIBUTIONS

         6.1 Death. Upon the death of a Participant, the Participant's Beneficiary or Beneficiaries will receive the amount credited to the Participant's Account in the Deferred Compensation Ledger pursuant to the distribution option selected by the Participant under Section 6.5.

             Each Participant, upon making his initial deferral election, will file with the Committee a designation of one or more Beneficiaries to whom distributions otherwise due the Participant will be made in the event of his death prior to the complete distribution of the amount credited to his Account in the Deferred Compensation Ledger. The designation will be effective upon receipt by the Committee of a properly executed form which the Committee has approved for that purpose. The Participant may from time to time revoke or change any designation of Beneficiary by filing another approved Beneficiary designation form with the Committee. If there is no valid designation of Beneficiary on file with the Committee at the time of the Participant's death, or if all of the Beneficiaries designated in the last Beneficiary designation have predeceased the Participant or, in the case of an entity, otherwise ceased to exist, the Beneficiary will be the Participant's spouse, if the spouse survives the Participant, or otherwise the Participant's estate. A Beneficiary who is an individual will be deemed to have predeceased the Participant if the Beneficiary dies within 30 days of the date of the Participant's death. If any Beneficiary survives the Participant but dies or, in the case of an entity, otherwise ceases to exist before receiving all amounts due the Beneficiary from the Participant's Account, the balance of the amount which would have been paid to that Beneficiary will, unless the Participant's designation provides otherwise, be distributed to the individual deceased Beneficiary's estate or, in the case of an entity, to the Participant's spouse, if the spouse survives the Participant, or otherwise to the Participant's estate. Any Beneficiary designation which designates any person or entity other than the Participant's spouse must be consented to in writing by the Participant's spouse in a form acceptable to the Committee in order to be effective.

         6.2 Disability. Upon the Disability of a Participant, the Participant will receive the amount credited to the Participant's Account in the Deferred Compensation Ledger pursuant to the distribution option selected by the Participant under Section 6.5.

         6.3 Retirement. Upon the Retirement of a Participant, the Participant will receive the amount credited to his Account in the Deferred Compensation Ledger pursuant to the distribution option selected by the Participant under
Section 6.5.

         6.4 Termination Prior to Death, Disability or Retirement. Upon a Participant's termination from the employ of all Companies on or after age 60 but prior to death, Disability or Retirement, the Participant will receive the amount credited to his Account in the Deferred Compensation Ledger pursuant to the distribution option selected by the Participant under Section 6.5. Notwithstanding anything in this Plan to the contrary, upon a Participant's termination from the employ of all Companies prior to both (a) age 60 and (b) death or Disability, the Participant will receive the portion of the amount credited to his Account in the Deferred Compensation Ledger which is vested under Article V in one lump sum cash payment, plus interest credited pursuant to
Section 4.6(a), as soon as administratively feasible after the Participant's termination but not later than 90 days after the Participant's termination. Any amounts not then vested will be forfeited.

         6.5 Distribution Options. Each Participant shall have the right to elect, to revoke, or to change any prior election of the form of distribution at the time and under the rules established by the Committee. A Participant may elect a different form of distribution for each distribution event, other than a distribution event for which the Participant's Account is required to be paid in the form of a lump sum in accordance with Section 6.4. The initial election of form of distribution if received by the Committee in proper form prior to the deferral of any amounts under the Plan shall be effective upon receipt. All other elections of form of distribution and all revocations or changes of election of form of distribution shall be effective only if the election, revocation or change is received by the Committee in proper form one year prior to the event giving rise to the distribution under this Plan; provided, however, that if a Pre-April 1, 2002 Participant files a properly executed distribution option election form with the Committee within 30 days after April 1, 2002, such Pre-April 1, 2002 Participant's election of form of distribution shall be effective immediately. During that one-year period prior to the effective date of such an election, revocation or change, the last effective election, revocation or change made by the Participant shall continue to remain in force. If at the time of the event giving rise to the distribution under this Plan there is no valid designation of distribution option on file with the Committee, the Participant's Account shall be distributed pursuant to the Default Distribution Option described below. The distribution options that may be selected by Participants pursuant to this Section 6.5 are as follows:

                  (a) Installment Distribution Option. If a Participant selects the "Installment Distribution Option", the Participant or the Participant's Beneficiaries shall receive the Participant's Account in the Deferred Compensation Ledger in equal quarterly or annual (as selected by the Participant) installments of principal and interest pursuant to Section 4.6 for up to 20 years (as selected by the Participant). The "Default Distribution Option" shall be the Installment Distribution Option payable annually over 15 years.

                  (b) Lump Sum Distribution Option. If the Participant selects the "Lump Sum Distribution Option", the Participant or the Participant's Beneficiaries shall be paid the Participant's Account in the Deferred Compensation Ledger, plus interest credited pursuant to Section 4.6(a).

                  (c) Combination Lump Sum and Installment Distribution Option. Participants may also elect to have their Accounts distributed in part pursuant to the Lump Sum Distribution Option, and the balance distributed pursuant to the Installment Distribution Option, by making the appropriate designation on the form which the Committee has approved for this purpose.

         Distributions pursuant to this Section 6.5 shall commence as soon as administratively feasible after the event giving rise to the distribution, but not later than 90 days after the event giving rise to the distribution, provided that in the case of the death of the Participant, distributions shall not commence within the 30-day period following the Participant's death.

         6.6 Forfeiture For Cause. If the Committee finds, after full consideration of the facts presented on behalf of both the Company and a Participant, that the Participant was discharged by the Company for fraud, embezzlement, theft, commission of a felony, proven dishonesty in the course of his employment by the Company which damaged the Company, or for disclosing trade secrets of the Company, the entire amount credited to his Account in the Deferred Compensation Ledger, exclusive of the lesser of (a) the total Deferrals of the Participant, without any adjustments for deemed Investment earnings and losses pursuant to Section 4.4, or (b) the credit balance of the Participant's Account attributable to Deferrals, taking into account the adjustments for deemed Investment earnings and losses pursuant to Section 4.4, will be forfeited even though it may have been previously vested under Article V. The decision of the Committee as to the cause of a Participant's discharge and the damage done to the Company will be final. No decision of the Committee will affect the finality of the discharge of the Participant by the Company in any manner. Notwithstanding the foregoing, the forfeiture created by this Section will not apply to a Participant discharged during the Plan Year in which a Change of Control occurs, or during the next succeeding Plan

Years following the Plan Year in which a Change of Controls occurs unless an arbitrator selected to review the Committee's findings agrees with the Committee's determination to apply the forfeiture. The arbitrator will be selected by permitting the Company and the Participant to strike one name each from a panel of three names obtained from the American Arbitration Association. The person whose name is remaining will be the arbitrator.

         6.7 Forfeiture for Competition. If at the time a distribution is being made or is to be made to a Participant, the Committee finds after full consideration of the facts presented on behalf of the Company and the Participant, that the Participant at any time within two years from his termination of employment from all Companies which adopted this Plan, and without written consent of the Company, directly or indirectly owns, operates, manages, controls or participates in the ownership, management, operation or control of or is employed by, or is paid as a consultant or other independent contractor by a business which competes or at any time did compete with the Company by which he was formerly employed in a trade area served by the Company at the time distributions are being made or to be made and in which the Participant had represented the Company while employed by it; and, if the Participant continues to be so engaged 60 days after written notice has been given to him, the Committee will forfeit all amounts otherwise due the Participant, exclusive of the lesser of (a) the total Deferrals of the Participant, without any adjustments for deemed Investment earnings and losses pursuant to Section 4.4, or (b) the credit balance of the Participant's Account attributable to Deferrals, taking into account the adjustments for deemed Investment earnings and losses pursuant to Section 4.4, even though it may have been previously vested under Article V. Notwithstanding the foregoing, the forfeiture created by this Section will not apply to any Participant whose termination of employment from all Companies which adopted this Plan occurs during the Plan Year in which a Change of Control occurs or during the next three succeeding Plan Years following the Plan Year in which a Change of Control occurs.

         6.8 Hardship Withdrawals. Any Participant who is in pay status may request a hardship withdrawal. No hardship withdrawal can exceed the lesser of the amount credited to the Participant's Account or the amount reasonably needed to satisfy the emergency need. Whether a hardship exists and the amount reasonably needed to satisfy the emergency need will be determined by the Committee based upon the evidence presented by the Participant and the rules established in this Section. If a hardship withdrawal is approved by the Committee it will be paid within 10 days of the Committee's determination. A hardship for this purpose is a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Section 152(a) of the Internal Revenue Code of 1986, as amended) of the Participant, loss of the Participant's property due to casualty, or any similar extraordinary and unforeseeable circumstance arising as a result of events beyond the control of the Participant. The circumstances that will constitute a hardship will depend upon the facts of each case, but, in any case, payment may not be made to the extent that the hardship is or may be relieved:
(a) through reimbursement or compensation by insurance or otherwise, (b) by liquidation of the Participant's assets, to the extent the liquidation of such assets will not itself cause severe financial hardship, or (c) by cessation of deferrals under this Plan. Such foreseeable needs for funds as the need to send a Participant's child to college or the desire to purchase a home will not be considered to be a hardship.

         6.9 Expenses Incurred in Enforcing the Plan. The Company will, in addition, pay a Participant for all legal fees and expenses incurred by him in contesting or disputing his termination or in seeking to obtain or enforce any benefit provided by this Plan if the termination occurs in the Plan Year in which a Change of Control occurs or during the next three succeeding Plan Years following the Plan Year in which a Change of Control occurs except to the extent that the payment of those fees or expenses are restricted under Section 6.10.

         6.10 Restrictions on any Portion of Total Payments Determined to be Excess Parachute Payments. In the event that any payment or benefit received or to be received by a Participant in connection with a Change of Control of Sysco, or the termination of his employment by the Company would not be deductible, whether in whole or in part, by the Company or any affiliated company, as a result of Section 280G of the Code and a reduction under the Sysco Corporation Supplemental Executive Retirement Plan is not sufficient to cause all benefits paid under this Plan to be deductible, the benefits payable under this Plan shall be reduced until no portion of the Total Payments is not deductible as a result of Section 280G of the Code, or the benefits payable under this Agreement have been reduced to an amount equal to the credit balance of the Participant's Account attributable to Deferrals, as adjusted for deemed Investment earnings and losses pursuant to Section 4.4. In determining this limitation: (a) no portion of the Total Payments which the participant has waived in writing prior to the date of the payment of benefits under this Plan will be taken into account, (b) no portion of the Total Payments which tax counsel, selected by the Company's independent auditors and acceptable to the Participant, determines not to constitute a "parachute payment" within the meaning of Section 280G(b)(2) of the Code will be taken into account (including, without limitation, amounts not treated as a "parachute payment" as a result of the application of Section 280G(d)(4)(A)), (c) no portion of the Total Payments which tax counsel, selected by the Company's independent auditors and acceptable to the Participant, determines to be reasonable compensation for services rendered within the meaning of Section 280G(d)(4)(B) of the Code will be treated as an "excess parachute payment" in the manner provided by Section 280G(d)(4)(B), and (d) the value of any non-cash benefit or any deferred payment or benefit included in the Total Payments will be determined by the Company's independent auditors in accordance with Sections 280G(b)(3) and (4) of the Code.

         6.11 Responsibility for Distributions and Withholding of Taxes. The Committee will furnish information, to the Company last employing the Participant, concerning the amount and form of distribution to any Participant entitled to a distribution so that the Company may make or cause the Rabbi Trust to make the distribution required. It will also calculate the deductions from the amount of the benefit paid under the Plan for any taxes required to be withheld by federal, state or local government and will cause them to be withheld. If a Participant has deferred compensation under the Plan while in the service of more than one Company, each Company for which the Participant was working will reimburse the disbursing agent for the amount attributable to compensation deferred while the Participant was in the service of that Company if it has not already provided that funding to the disbursing agent.

         6.12 Acceleration of Payments Upon a Change of Control.

                  (a) If there is a Change of Control of Sysco, then any Participant or, if the Participant is deceased, the Participant's Beneficiary, shall be entitled to make an election (a "Change of Control Payout Election") to receive a lump sum payment in full satisfaction of all benefits to which the Participant or Beneficiary would otherwise be entitled under the Plan. A Change of Control Payout Election shall be made by written notice to the Committee by the electing person at any time after the Change of Control of Sysco. The payment (the "Change of Control Payout Benefit") shall be made as soon as administratively feasible after receipt of the Change of Control Payout Election, but no later than 90 days from the date of receipt of the Change of Control Payout Election. If a Participant or Beneficiary makes a Change of Control Payout Election, the Change of Control Payout Benefit shall be the exclusive payment to which the Participant, the Participant's spouse and/or the Beneficiary will be eligible under the Plan and no benefit payments shall be made to a Participant or the Participant's Beneficiary pursuant to any other provision of this Plan following a Change of Control Payout Election, provided that a Participant who remains employed by the Company after making the Change of Control Payout Election shall not be precluded from further participation in the Plan with respect to future Deferrals pursuant to Sections 3.1 and 3.3, and Company Match pursuant to Section 3.2, to the extent such Participant otherwise continues to be eligible therefor.

                  (b) Subject to reduction pursuant to Sections 6.6, 6.7 and/or
6.10 hereof, a Participant's Change of Control Payout Benefit shall be determined as follows:

                           (i) If the Participant or the Participant's
Beneficiary has not received any payments pursuant to the Plan on or prior to the Change of Control Payout Election, the Change of Control Payout Benefit shall equal 90% of the balance of the Participant's Account as of the date of the Change of Control Payout Election.

                           (ii) If the Participant or the Participant's
Beneficiary has received payments pursuant to the Plan on or prior to the Change of Control Payout Election, the "Change of Control Payout Benefit" shall equal the sum of (A) 90% of the remaining principal balance of the installment payments due the Participant or the Participant's Beneficiary as of the date of the Change of Control Payout Election, and (B) interest on such remaining principal balance, determined pursuant to Section 4.6(a) hereof from the date of the last installment paid pursuant to the Plan with respect to the such Participant or Beneficiary through the date of payment of the Change of Control Payment Benefit.

                                   ARTICLE VII

                                 ADMINISTRATION

         7.1 Committee Appointment. The Committee will be appointed by the Board of Directors. Each Committee member will serve until his or her resignation or removal. The Board of Directors will have the sole discretion to remove any one or more Committee members and appoint one or more replacement or additional Committee members from time to time.

         7.2 Committee Organization and Voting. The Committee will select from among its members a chairman who will preside at all of its meetings and will elect a secretary without regard to whether that person is a member of the Committee. The secretary will keep all records, documents and data pertaining to the Committee's supervision and administration of the Plan. A majority of the members of the Committee will constitute a quorum for the transaction of business and the vote of a majority of the members present at any meeting will decide any question brought before the meeting. In addition, the Committee may decide any question by vote, taken without a meeting, of a majority of its members. A member of the Committee who is also a Participant will not vote or act on any matter relating solely to himself.

         7.3 Powers of the Committee. The Committee will have the exclusive responsibility for the general administration of the Plan according to the terms and provisions of the Plan and will have all powers necessary to accomplish those purposes, including but not by way of limitation the right, power and authority:

                  (a) to make rules and regulations for the administration of the Plan;

                  (b) to construe all terms, provisions, conditions and limitations of the Plan;

                  (c) to correct any defect, supply any omission or reconcile any inconsistency that may appear in the Plan in the manner and to the extent it deems expedient to carry the Plan into effect for the greatest benefit of all parties at interest;

                  (d) to designate the persons eligible to become Participants and to establish the maximum and minimum amounts that may be elected to be deferred;

                  (e) to determine all controversies relating to the administration of the Plan, including but not limited to:

                           (i) differences of opinion arising between the
Company and a Participant except when the difference of opinion relates to the entitlement to, the amount of or the method or timing of payment of a benefit affected by a Change of Control, in which event it shall be decided by judicial action; and

                           (ii) any question it deems advisable to determine in
order to promote the uniform administration of the Plan for the benefits of all parties at interest;

                  (f) to delegate by written notice those clerical and recordation duties of the Committee, as it deems necessary or advisable for the proper and efficient administration of the Plan; and

                  (g) to designate the investment options treated as Investments for purposes of this Plan.

         7.4 Committee Discretion. The Committee in exercising any power or authority granted under this Plan or in making any determination under this Plan shall perform or refrain from performing those acts using its sole discretion and judgment. By way of amplification and without limiting the foregoing, the Company specifically intends that the Committee have the greatest possible discretion to construe the terms of the Plan and to determine all questions concerning eligibility, participation and benefits. Any decision made by the Committee or any refraining to act or any act taken by the Committee in good faith shall be final and binding on all parties. The Committee's decision shall never be subject to de novo review. Notwithstanding the foregoing, the Committee's decisions, refraining to act or acting is to be subject to judicial review for those incidents occurring during the Plan Year in which a Change of Control occurs and during the next three succeeding Plan Years.

         7.5 Reimbursement of Expenses. The Committee will serve without compensation for its services but will be reimbursed by Sysco for all expenses properly and actually incurred in the performance of its duties under the Plan.

                                  ARTICLE VIII

                            ADOPTION BY SUBSIDIARIES

         8.1 Procedure for and Status After Adoption. Any Subsidiary may, with the approval of the Committee, adopt this Plan by appropriate action of its board of directors. The terms of the Plan will apply separately to each Subsidiary adopting the Plan and its Participants in the same manner as is expressly provided for Sysco and its Participants except that the powers of the Board of Directors and the Committee under the Plan will be exercised by the Board of Directors of Sysco alone. Sysco and each Subsidiary adopting the Plan will bear the cost of providing plan benefits for its own Participants. It is intended that the obligation of Sysco and each Subsidiary with respect to its Participants will be the sole obligation of the Company that is employing the Participant and will not bind any other Company.

         8.2 Termination of Participation By Adopting Subsidiary. Any Subsidiary adopting the Plan may, by appropriate action of its board of directors, terminate its participation in the Plan. The Committee may, in its discretion, also terminate a Subsidiary's participation in the Plan at any time. The termination of the participation in this Plan by a Subsidiary will not, however, affect the rights of any Participant who is working or has worked for the Subsidiary as to amounts previously standing to his credit in his Account in the Deferred Compensation Ledger, including, without limitation, all of the Participant's rights pursuant to Sections 4.4 and 4.5 with respect to amounts deferred by him and matched by the Company and credited to his Account, prior to the distribution of those funds to the Participant, without his consent.

                                   ARTICLE IX

                          AMENDMENT AND/OR TERMINATION

         9.1 Amendment or Termination of the Plan. The Board of Directors may amend or terminate this Plan at any time by an instrument in writing without the consent of any adopting Company.

         9.2 No Retroactive Effect on Awarded Benefits. No amendment will affect the rights of any Participant to the amounts then standing to his credit in his Account in the Deferred Compensation Ledger, to change the method of calculating Investment earnings and losses already accrued, or the rate of interest already accrued or to accrue in the future on the Participant's Company Match prior to the date of the amendment, or to change a Participant's rights under any provision relating to a Change of Control after a Change of Control has occurred without the Participant's consent. However, the Board of Directors shall retain the right at any time to change in any manner the method of calculating Investment earnings and losses, effective from and after the date of the amendment, and the method or the rate of interest on a Participant's Company Match received after the date of the amendment, if in both cases the amendment has been announced to the Participants.

         9.3 Effect of Termination. If the Plan is terminated, all amounts deferred by Participants and matched by the Company and credited to a Participant's Account will immediately vest under Article V, and Section 4.4 will be applied as if the Participant were entitled to and did retire on the date the Plan terminated. Distribution would then, as soon as conveniently practicable, commence in accordance with Section 6.3 and interest during the distribution period would be calculated and credited in accordance with Section
4.6. The forfeiture provisions of Sections 6.6 and 6.7, the restriction set out in Section 6.10, and Section 6.12 would continue to apply throughout the period of distribution.

                                    ARTICLE X

                                     FUNDING

         10.1 Payments Under This Agreement are the Obligation of the Company. The Company will pay the benefits due the Participants under this Plan; however should it fail to do so when a benefit is due, the benefit will be paid by the trustee of that certain trust established pursuant to Section 10.2. In any event, if the trust fails to pay for any reason, the Company still remains liable for the payment of all benefits provided by this Plan.

         10.2 Agreement May be Funded Through Rabbi Trust. It is specifically recognized by both the Company and the Participants that the Company may, but is not required to, purchase life insurance so as to accumulate assets sufficient to fund the obligations of the Company under this Plan and that the Company may, but is not required to contribute any policy or policies it may purchase and any amount it finds desirable to a trust established to accumulate assets sufficient to fund the obligations of all of the Companies signatory to this Plan. However, under all circumstances, the Participants will have no rights to any of those policies; and likewise, under all circumstances, the rights of the Participants to the assets held in the trust will be no greater than the rights expressed in this agreement. Nothing contained in the trust agreement which creates the funding trust will constitute a guarantee by any Company that assets of the Company transferred to the trust will be sufficient to pay any benefits under this Plan or would place the Participant in a secured position ahead of general creditors should the Company become insolvent or bankrupt. Any trust agreement prepared to fund the Company's obligations under this agreement must specifically set out these principles so it is clear in that trust agreement that the Participants in this Plan are only unsecured general creditors of the Company in relation to their benefits under this Plan.

         10.3 Reversion of Excess Assets. Any adopting Company may, at any time, request the recordkeeper for the Plan to determine the present Account balance, assuming the Account balance to be fully vested and taking into account credits and debits arising from deemed Investment earnings and losses in accordance with
Section 4.4 and credited interest pursuant to Section 4.5, as of the month end coincident with or next preceding the request, of all Participants and Beneficiaries of deceased Participants for which all Companies are or will be obligated to make payments under this Plan. If the fair market value of the assets held in the trust, as determined by the Trustee as of that same date, exceeds the total of the Account balances of all Participants and Beneficiaries by 25%, any Company may direct the trustee to return to each Company its proportionate part of the assets which are in excess of 125% of the Account balances. Each Company's share, of the excess assets will be the Participants' Accounts earned while in the employ of that Company as compared to the total of the Account balances earned by all Participants under the Plan times the excess assets. If there has been a Change of Control, for the purpose of determining if there are excess funds, all contributions made prior to the Change of Control will be subtracted from the fair market value of the assets held in the trust as of the determination date but before the determination is made.

         10.4 Participants Must Rely Only on General Credit of the Company. It is also specifically recognized by both the Company and the Participants that this Plan is only a general corporate commitment and that each Participant must rely upon the general credit of the Company for the fulfillment of its obligations hereunder. Under all circumstances the rights of Participants to any asset held by the Company will be no greater than the rights expressed in this agreement. Nothing contained in this agreement will constitute a guarantee by the Company that the assets of the Company will be sufficient to pay any benefits under this Plan or would place the Participant in a secured position ahead of general creditors of the Company. Though the Company may establish or become a signatory to a Rabbi Trust, as indicated in Section 10.2, to accumulate assets to fulfill its obligations, the Plan and any such trust will not create any lien, claim, encumbrance, right, title or other interest of any kind whatsoever in any Participant in any asset held by the Company, contributed to any such trust or otherwise designated to be used for payment of any of its obligations created in this agreement. No specific assets of the Company have been or will be set aside, or will in any way be transferred to the trust or will be pledged in any way for the performance of the Company's obligations under this Plan which would remove such assets from being subject to the general creditors of the Company.

                                   ARTICLE XI

                                  MISCELLANEOUS

         11.1 Limitation of Rights. Nothing in this Plan will be construed:

                  (a) to give any employee of any Company any right to be designated a Participant in the Plan;

                  (b) to give a Participant any right with respect to the compensation deferred, the Company Match, the deemed Investment earnings and losses, or the interest credited in the Deferred Compensation Ledger except in accordance with the terms of this Plan;

                  (c) to limit in any way the right of the Company to terminate a Participant's employment with the Company at any time;

                  (d) to evidence any agreement or understanding, expressed or implied, that the Company will employ a Participant in any particular position or for any particular remuneration; or

                  (e) to give a Participant or any other person claiming through him any interest or right under this Plan other than that of any unsecured general creditor of the Company.

         11.2 Distributions to Incompetents or Minors. Should a Participant become incompetent or should a Participant designate a Beneficiary who is a minor or incompetent, the Committee is authorized to pay the funds due to the parent of the minor or to the guardian of the minor or incompetent or directly to the minor or to apply those funds for the benefit of the minor or incompetent in any manner the Committee determines in its sole discretion.

         11.3 Nonalienation of Benefits. No right or benefit provided in this Plan will be transferable by the Participant except, upon his death, to a named Beneficiary as provided in this Plan. No right or benefit under this Plan will be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same will be void. No right or benefit under this Plan will in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If any Participant or any Beneficiary becomes bankrupt or attempts to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit under this Plan, that right or benefit will, in the discretion of the Committee, cease. In that event, the Committee may have the Company hold or apply the right or benefit or any part of it to the benefit of the Participant or Beneficiary, his or her spouse, children or other dependents or any of them in any manner and in any proportion the Committee believes to be proper in its sole and absolute discretion, but is not required to do so.

         11.4 Reliance Upon Information. The Committee will not be liable for any decision or action taken in good faith in connection with the administration of this Plan. Without limiting the generality of the foregoing, any decision or action taken by the Committee when it relies upon information supplied it by any officer of the Company, the Company's legal counsel, the Company's independent accountants or other advisors in connection with the administration of this Plan will be deemed to have been taken in good faith.

         11.5 Severability. If any term, provision, covenant or condition of the Plan is held to be invalid, void or otherwise unenforceable, the rest of the Plan will remain in full force and effect and will in no way be affected, impaired or invalidated.

         11.6 Notice. Any notice or filing required or permitted to be given to the Committee or a Participant will be sufficient if submitted in writing and hand-delivered or sent by U.S. mail to the principal office of the Company or to the residential mailing address of the Participant. Notice will be deemed to be given as of the date of hand-delivery or if delivery is by mail, as of the date shown on the postmark.

         11.7 Gender and Number. If the context requires it, words of one gender when used in this Plan will include the other genders, and words used in the singular or plural will include the other.

         11.8 Governing Law. The Plan will be construed, administered and governed in all respects by the laws of the State of Texas.

         11.9 Effective Date. This Plan will be operative and effective on July 3, 1988.

         IN WITNESS WHEREOF, the Company has executed this document as of April 1, 2002, restating the Plan to incorporate the First Amendment executed June 29, 1997, Second Amendment dated May 10, 2000, and Third Amendment dated April 1, 2002, into the amended and restated Plan executed August 15, 1995.


                                      SYSCO CORPORATION


                                      By:    /s/ Diane Day Sanders
                                         --------------------------------------
                                      Name:    Diane Day Sanders
                                           ------------------------------------
                                      Title:   Vice President and Treasurer
                                            -----------------------------------

                                   EXHIBIT "A"




                               INVESTMENT OPTIONS





                                   [ATTACHED]

                                                         Effective April 1, 2002


                                SYSCO CORPORATION
                      EXECUTIVE DEFERRED COMPENSATION PLAN


                               INVESTMENT OPTIONS


         The following are the "Investments" that are available under the Sysco Corporation Executive Deferred Compensation Plan:


         MUTUAL FUNDS

                      FUND                                             FUND MANAGER
                      ----                                             ------------
             Fidelity VIP Growth                            Fidelity Management & Research Co.
             Large Cap Value                                T. Rowe Price Associates Inc.
             Equity Index                                   SSgA Funds Management
             Small/Mid Cap CORE                             Goldman Sachs Asset Management
             Frontier Capital Appreciation                  Frontier Capital Management
             Small Cap Value                                T. Rowe Price Associates Inc.
             Brandes International Equity                   Brandes Investment Partners
             Emerging Markets Equity                        Morgan Stanley Investment Management
             Bond Index                                     Mellon Bond

         OTHER

         Moody's Average Corporate Bond Yield, plus 1%, as described in Section
1.14 of the Plan.